SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 26, 2006

SIGMA-ALDRICH CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-8135	43-1050617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3050 Spruce Street

St. Louis, Missouri 63103

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (314) 771-5765

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 26, 2006, Sigma-Aldrich issued a press release announcing its third quarter operating results for the period ended September 30, 2006. This press release is furnished as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure.

On October 26, 2006, the Registrant issued a press release regarding the financial outlook for the third quarter ending September 30, 2006. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
99.1	Press Release issued October 26, 2006 - SIGMA-ALDRICH (NASDAQ: SIAL) Q3 2006 SALES INCREASE 7.1%. DILUTED EPS UP 8.5%. 2006 DILUTED EPS FORECAST RAISED $.05 TO $3.95-$4.05.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 26, 2006

SIGMA-ALDRICH CORPORATION

By:	/s/ Karen Miller
Karen Miller, Corporate Controller

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued October 26, 2006 - SIGMA-ALDRICH (NASDAQ: SIAL) Q3 2006 SALES INCREASE 7.1%. DILUTED EPS UP 8.5%. 2006 DILUTED EPS FORECAST RAISED $.05 TO $3.95-$4.05.

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